UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2023

RETAIL OPPORTUNITY INVESTMENTS CORP.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33749	26-0500600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-189057-01	94-2969738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11250 El Camino Real, Suite 200
San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)
(858)
677-0900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter)
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Retail Opportunity Investments Corp.	Common Stock, par value $0.0001 per share	ROIC	NASDAQ
Retail Opportunity Investments Partnership, LP	None	None	None

Item 1.01 Entry into a Material Definitive Agreement.
On September 21, 2023, Retail Opportunity Investments Partnership, LP (the “
Issuer
”) closed its previously announced registered underwritten public offering of $350.0 million aggregate principal amount of 6.750% Senior Notes due 2028 (the “
Notes
”), fully and unconditionally guaranteed by Retail Opportunity Investments Corp. (the “
Company
”). The Notes were sold pursuant to the Company’s and the Issuer’s effective shelf registration statement on Form
S-3ASR
(File
Nos. 333-264510
/
333-264510-01)
filed on April 27, 2022 and the related prospectus dated April 27, 2022, as supplemented by the prospectus supplement dated September 14, 2023. The Notes are governed by the Indenture, dated as of December 9, 2013 (the “
Base Indenture
”) by and among the Company, the Issuer and Wells Fargo Bank, National Association, as supplemented by the Third Supplemental Indenture, dated as of September 21, 2023, by and among the Issuer, the Company and Computershare Trust Company, N.A., as successor to Wells Fargo (the “
Trustee
”) (the “
Third
Supplemental Indenture
” and, together with the Base Indenture, the “
Indenture
”).
The Notes pay interest semi-annually on April 15 and October 15, commencing on April 15, 2024, at a rate of 6.750% per annum, and mature on October 15, 2028, unless redeemed earlier by the Issuer. The Notes are the Issuer’s senior unsecured indebtedness that rank equally in right of payment with the Issuer’s other unsecured indebtedness, and effectively junior to (i) all of the indebtedness and other liabilities, whether secured or unsecured, and any preferred equity of the Issuer’s subsidiaries, and (ii) all of the Issuer’s indebtedness that is secured by the Issuer’s assets, to the extent of the value of the collateral securing such indebtedness outstanding. The Company fully and unconditionally guarantees the Issuer’s obligations under the Notes on a senior unsecured basis, including the due and punctual payment of principal of, and premium, if any, and interest on, the notes, whether at stated maturity, upon acceleration, notice of redemption or otherwise. The guarantee is a senior unsecured obligation of the Company and ranks equally in right of payment with all other senior unsecured indebtedness of the Company. The Company’s guarantee of the Notes is effectively subordinated in right of payment to all liabilities, whether secured or unsecured, and any preferred equity of its subsidiaries (including the Issuer and any entity the Company accounts for under the equity method of accounting).
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of a Registrant.
The information in Item 1.01 is incorporated herein by reference.
Item 8.01 Other Events
The above description of the Indenture does not purport to be a complete statement of the parties’ rights
and
obligations under the Indenture and is qualified in its entirety by reference to the terms of the Base Indenture, previously filed and incorporated by reference herein, and the Supplemental Indenture attached hereto as Exhibit 4.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated as of December 9, 2013, by and among Retail Opportunity Investments Partnership, LP, Retail Opportunity Investments Corp. and Wells Fargo Bank, National Association (incorporated by reference to the Company’s current report on Form 8-K filed on December 9, 2013)

4.2	Third Supplemental Indenture, dated as of September 21, 2023, by and among Retail Opportunity Investments Partnership, LP, Retail Opportunity Investments Corp. and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (including Form of 6.750% Senior Notes due 2028)

5.1	Opinion of Clifford Chance US LLP, relating to the Notes (including the consent required with respect thereto)

8.1	Opinion of Clifford Chance US LLP, regarding certain tax matters (including the consent required with respect thereto)

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)

23.1	Consent of Clifford Chance US LLP (included in Exhibit 8.1)

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2023	RETAIL OPPORTUNITY INVESTMENTS CORP.

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer

Dated: September 21, 2023	RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP

By: RETAIL OPPORTUNITY INVESTMENTS GP, LLC, its general partner

	By:	/s/ Michael B. Haines
Name: Michael B. Haines
Title: Chief Financial Officer